Exhibit 10.66

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description....................................................
Article 2.	Delivery Schedule..........................................................................
Article 3.	Price...............................................................................................
Article 4.	Payment.........................................................................................
Article 5.	Additional Terms.............................................................................

TABLE
1A-R3	Aircraft Information Table: Model 737-8-200.................................. SA-3
1B-R3	Aircraft Information Table: Model 737-7......................................... SA-3

EXHIBIT
A1-R1	Aircraft Configuration: Model 737-8-200 ………………………….…SA-2
A2-R1	Aircraft Configuration: Model 737-7..………………………………....SA-2
B.	Aircraft Delivery Requirements and Responsibilities.......................

SUPPLEMENTAL EXHIBITS
AE1.	Airframe and Optional Features Escalation Adjustment
BFE1-R1	BFE Variables................................................................................... SA-2
CS1.	Customer Support Variables.............................................................
EE1.	Engine Escalation Adjustment, Engine Warranty and Patent Indemnity..........................................................................................
SLP1.	Service Life Policy Components.......................................................

BOEING PROPRIETARY

LETTER AGREEMENTS

LA-2101477R2 [***]

LA-2101479R2 [***]

LA-2101478 [***]

LA-2105503 [***]

LA-2101481R1 [***]

LA-2101482R2 [***]

LA-2101483 [***]

LA-2101485 [***]

LA-2101487 [***]

LA-2101488R2 [***]

LA-2101489 [***]

LA-2101490 [***]

LA-2101491 [***]

LA-2103907R1 [***]

LA-2103908R2 [***]

LA-2103909 [***]

LA-2103923 [***]

LA-2103924 [***]

LA-2103925 [***]

LA-2103930R2 [***]

LA 2104982R2 [***]

LA-2104792 [***]

SA-3
BOEING PROPRIETARY

LA-2105122 [***]

LA-2105267 [***]

LA-2105268 [***]

LA-2105443 [***]

LA-2302594 [***]

LA-2406018 [***]

SA-3
BOEING PROPRIETARY